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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 28, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                            JDS Uniphase Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                     0-22874                   94-2579683
 ----------------------------        ------------           -------------------
 (State or other jurisdiction        (Commission             (I.R.S. employer
      of incorporation)              file number)           identification no.)



                163 Baypointe Parkway San Jose, California 95134
           -----------------------------------------------------------
           (Address of principal executive offices including Zip Code)


Registrant's telephone number, including area code    (408) 434-1800

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Item 5  Other Event.

               On January 28, 2000, Jozef Straus, Ph.D. the President and Chief Operating Officer of JDS Uniphase Corporation, a Delaware corporation (the "Registrant") delivered an investor presentation that included written communication comprised of slides which are described and filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7  Financial Statements and Exhibits

Exhibit 99.1 Written communication comprised of slides shown during an investor presentation dated January 28, 2000.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               JDS UNIPHASE CORPORATION



                               By: /s/ MICHAEL C. PHILLIPS
                                   --------------------------------------------
                                   Michael C. Phillips
                                   Senior Vice President, Business Development,
                                   General Counsel



Date:  January 28, 2000

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                                 EXHIBIT INDEX
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Exhibit No.                             Description                                           Page
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

Exhibit 99.1  Written communication comprised of slides shown during an investor presentation dated January 28, 2000................................
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